UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 14, 2013

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Feel Golf Co., Inc.
(Exact name of registrant as specified in its charter)
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California	000-26777	77-0532590
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20801 Biscayne Blvd., Suite 403

Aventura, FL 33180
(Address of Principal Executive Offices) (Zip Code)

866.326.3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement

On August 14, 2013, the Company and Long Side Ventures amended their current outstanding debenture dated February 11, 2011 so that the conversion formula is as follows:

“Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be the higher of: (i) 50% of the average of the five lowest intraday prices for the Company’s stock during the previous 15 trading days: or (ii) $0.0001.”

Previously, the conversion price was $.0001.

Item 9.01.           Financial Statements and Exhibits

(c)       10.1           Amendment to Long Side Ventures LLC Convertible Debenture

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 19, 2013	Feel Golf Company, Inc.
	By	/s/Victoria Rudman
Name: Victoria Rudman Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.         Description

10.1                      Amendment to Long Side Ventures LLC Convertible Debenture